EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       Pursuant To 18 U.S.C. Section 1350
      As Adopted Pursuant To Section 906 of The Sarbanes-Oxley Act Of 2002


     In connection with the Quarterly Report of Nayna Networks, Inc. (formerly ResCon Technology Corp.), on Form 10-QSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Naveen S. Bisht, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 21, 2005                     By: /S/ Naveen S. Bisht
                                              -------------------------------
                                                 Naveen S. Bisht,
                                                 Principal Executive Officer